UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2009

WESTERN IOWA ENERGY, LLC
 (Exact name of registrant as specified in its charter)

Iowa	000-51965	41-2143913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 S. Center Street P.O. Box 399 Wall Lake, Iowa	51466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 664-2173

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Second Amended and Restated Asset Purchase Agreement

On November 20, 2009, Western Iowa Energy, LLC (the “Company”) entered into a Second Amended and Restated Asset Purchase Agreement with an effective date of May 11, 2009 between the Company, Renewable Energy Group, Inc. (“REG”), REG Newco, Inc. (“REG Newco”) and REG Wall Lake, LLC (the “Second Amended and Restated Asset Purchase Agreement”) which supersedes the original Asset Purchase Agreement between the same parties entered into on May 11, 2009 and the Amended and Restated Asset Purchase Agreement between the same parties executed on August 7, 2009, and pursuant to which the Company anticipates consolidating its business and operations with REG under REG Newco, a Delaware corporation, through the sale of substantially all of its assets in exchange for certain shares of REG Newco’s Common Stock and Preferred Stock (the “Newco Stock”) (collectively, the “Transaction”). The Second Amended and Restated Asset Purchase Agreement made certain modifications to the Amended and Restated Asset Purchase Agreement, including:

(i) providing that if the Company obtains the requisite unitholder approval for the dissolution and liquidation of the Company prior to the closing of the Transaction, then REG Newco shall deliver at closing certificates for the Newco Stock registered in the names of the holders of record of the outstanding membership units of the Company, pro rata in accordance with their capital accounts, and which shall be distributed to unitholders as part of the Company’s dissolution and liquidation (subject to any holdback, liquidation or distribution of the Newco Stock deemed necessary by the Company’s board of directors to satisfy claims against or liabilities of the Company);

(ii) providing that if the Company has not obtained the requisite unitholder approval for the dissolution and liquidation of the Company prior to the closing of the Transaction, then REG Newco shall deliver at closing certificates for the Newco Stock registered in the name of the Company, and which REG Newco stock shall subsequently be distributed to the Company’s unitholders following receipt of the requisite unitholder approval for the dissolution and liquidation of the Company, pro rata in accordance with their capital accounts (subject to any holdback, liquidation or distribution of the Newco Stock deemed necessary by the Company’s board of directors to satisfy claims against or liabilities of the Company);

(iii) providing that REG Newco shall deliver at the closing of the Transaction certificates registered in the name of Houlihan Smith and Company, Inc. (“Houlihan”), the Company’s financial advisor, for two percent (2%) of the Newco Stock which shall be distributed to Houlihan in consideration of certain financial advisory services rendered to the Company; and

(iv) extending the termination date for the Transaction and the Second Amended and Restated Asset Purchase Agreement from December 31, 2009 to February 28, 2010.

Under the Second Amended and Restated Asset Purchase Agreement, the Company will receive in consideration of the Transaction an aggregate of 7,097,562 shares of Common Stock of REG Newco and 264,003 shares of Preferred Stock of REG Newco (subject to adjustment for fractional shares as provided in the Second Amended and Restated Asset Purchase Agreement). The closing of the Transaction is subject to a variety of conditions and, accordingly, there can be no guarantee that the Transaction will be consummated. The Company’s receipt of the requisite unitholder approval for its dissolution and liquidation is not a condition to the closing of the Transaction.

REG currently provides the Company plant management, procurement, product marketing and other services under a Management and Operational Services Agreement between the parties dated May 9, 2005, as amended.

This Report on Form 8-K is being furnished pursuant to Item 1.01, Entry into a Material Definitive Agreement. The foregoing description of the Second Amended and Restated Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Second Amended and Restated Asset Purchase Agreement, which is filed as an exhibit hereto. The Second Amended and Restated Asset Purchase Agreement provides unitholders with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties. In particular, the assertions embodied in the representations and warranties contained in the Second Amended and Restated Asset Purchase Agreement are qualified by information in each of the disclosure schedules attached to the Second Amended and Restated Asset Purchase Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Second Amended and Restated Asset Purchase Agreement. Moreover, certain representations and warranties in the Second Amended and Restated Asset Purchase Agreement were used for the purpose of allocating risk between the Company and the other parties, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Second Amended and Restated Asset Purchase Agreement as characterizations of the actual state of facts about the Company or the other parties to the Second Amended and Restated Asset Purchase Agreement.

Additional Information About the Transaction filed with the SEC

          REG Newco, Inc. has filed with the SEC a Registration Statement on Form S-4 containing a preliminary Joint Proxy Statement/Prospectus and each of REG Newco, Inc., REG and WIE plan to file with the SEC other documents regarding the proposed transaction. The preliminary Joint Proxy Statement/Prospectus is subject to amendment. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of REG and unitholders of the Company. INVESTORS AND SECURITY HOLDERS OF REG AND THE COMPANY ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by REG Newco or the Company through the web site maintained by the SEC at www.sec.gov.

          REG Newco, REG and the Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the preliminary Joint Proxy Statement/Prospectus, as amended, and most recently filed with the SEC on November 23, 2009, and information regarding the Company’s directors and executive officers is available in its proxy statement for its 2009 annual meeting of members, which was filed with the SEC on April 24, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary Joint Proxy Statement/Prospectus filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(a) None.

(b) None.

(c) None.

(d) Exhibits

Exhibit No.	Description
99.1	Second Amended and Restated Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN IOWA ENERGY, LLC

November 25, 2009

/s/ William Horan

Date
William Horan, President